UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09053

The MP 63 Fund, Inc.

(Exact name of registrant as specified in charter)

MP 63 Fund, Inc.

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

(Address of principal executive offices)(Zip code)

MP 63 Fund Inc.

8000 Town Centre Drive Suite 400

Broadview Heights, OH 44147

(Name and address of agent for service)

Registrant's telephone number, including area code: (914) 925-0022

Date of fiscal year end: February 28

Date of reporting period: February 28, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Dear Fellow Shareholders,

February 28, 2018 marked the end of our nineteenth fiscal year. During the period, the Fund achieved a total return of 11.66%, compared with 7.75% for the Russell 1000 Value Index and 17.10% for the S&P 500® Index. The Fund closed the year at a Net Asset Value (NAV) of $21.26, after the payment of approximately 42¢ per share in dividends and capital gains.

Although the Fund’s investment strategy is not driven by short-term market conditions, we note that the companies that performed best during the year were Boeing (total return, including dividends: 101.80%), Caterpillar (60.96%), Deere (47.42%), Microsoft (47.40%, and VF Corp (45.27%). Fund laggards included Edison Electric (-21.34%), National Fuel Gas (-15.22%), General Mills (-13.54%), Johnson Controls (-11.43%), and Bemis Company (-9.44%).

A few highlights once again confirm the fundamental feature of our strategy, which is to manage the Fund efficiently from the point of view of expenses, while continually building our holdings in the high-quality portfolio components over the long-term, without regard to short-term market conditions.

1. We surpassed the $1 million mark in dividends and interest received for the tenth straight year, receiving $1,611,309, up 1.25% from the $1,591,412 received in fiscal 2017.

2. Fund performance again benefited from the tight lid we kept on expenses, which totaled $478,820 (up 8.4% from $441,640 a year earlier) and resulted in an expense ratio of 0.75% (even better than last year’s 0.77% and significantly better than 0.80% in fiscal 2016). As we noted last year, paying for services at established prices (instead of a percentage of the fund’s NAV) allows the Fund to grow without increasing expenses.

3. We paid an annual dividend of 0.36¢ per share and capital gains distributions of .06¢ per share. Since inception (3/1/99), the fund has paid a total of $6.62144 per share in dividends and capital gains distributions.

4. We limited portfolio turnover to 5.38% despite realizing the capital gains mentioned above.

Once again, we encourage our disciplined DRIPX shareholders to continue to join us in adding to our holdings on a regular basis. This strategy allows us to take maximum advantage of market volatility.

Vita Nelson and Mario Medina, co-manager

April 28, 2018

Mutual fund investing involves risk. Principal loss is possible.

Past performance is not a guarantee of future results.

THE MP63 FUND, INC.

PERFORMANCE ILLUSTRATION

FEBRUARY 28, 2018 (UNAUDITED)

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIODS ENDING FEBRUARY 28, 2018

	1 Year	5 Year	10 Year	Ending Value
The MP63 Fund, Inc.	11.66%	12.72%	8.95%	$ 23,560
S&P 500 Index	17.10%	14.74%	9.73%	$ 25,307

$27,000
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
Feb-08
Feb-09
Feb-10
Feb-11
Feb-12
Feb-13
Feb-14
Feb-15
Feb-16
Feb-17
Feb-18
The MP 63 Fund, Inc.
S&P 500 Index

This chart assumes an initial investment of $10,000 made on the closing of February 28, 2008. Total return is based on the net change in NAV and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The performance information shown represents past performance and should not be interpreted as indicative of The MP63 Fund, Inc.'s future performance. The performance also reflects reinvestment of all dividend and capital gain distributions. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

THE MP63 FUND, INC.

Portfolio Illustration

February 28, 2018 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Basic Materials
3.37%
Communication Services
2.70%
Consumer Cyclical
11.28%
Consumer Defensive
12.98%
Energy
1.93%
Financial Services
12.69%
Healthcare
7.96%
Industrials
27.33%
Money Market Fund
1.39%
Technology
7.89%
Utilities
10.48%

Sectors are categorized using Morningstar® classifications.

The MP63 Fund, Inc.

	Schedule of Investments
	February 28, 2018

Shares/Principal Amount of Assets		Fair Value

COMMON STOCKS (United States) - 98.40%

Aerospace/Aircrafts/Defense - 7.43%
4,600	Boeing Co.	$ 1,666,166
9,000	Raytheon Co.	1,957,590
9,650	United Technologies Corp.	1,300,241
		4,923,997
Auto Parts - Retail/Wholesale - 1.44%
10,400	Genuine Parts Co.	955,136

Banks - 5.94%
35,350	Bank of America Corp.	1,134,735
27,850	BB&T Corp.	1,513,647
23,750	US Bancorp	1,291,050
		3,939,432
Beverages - 2.61%
21,800	Coca-Cola Co.	942,196
7,200	PepsiCo, Inc.	790,056
		1,732,252
Biological Products - 0.20%
1,700	Gilead Sciences, Inc.	133,841

Cable & Other Pay Television Services - 1.27%
23,300	Comcast Corp., Class A	843,693

Chemicals - Diversified - 1.67%
22,300	RPM International, Inc.	1,109,871

Commercial Services - 1.69%
8,600	Ecolab, Inc.	1,121,870

Communication Equipment - 0.76%
7,750	Qualcomm, Inc.	503,750

Containers - Paper/Plastic - 1.31%
19,700	Bemis Co., Inc.	868,573

Cosmetics & Personal Care - 1.33%
12,800	Colgate-Palmolive Co.	882,816

Diversified Operations - 3.44%
5,300	3M Co.	$ 1,248,203
35,500	Corning, Inc.	1,032,340
		2,280,543
Electronic Equipment - 1.69%
15,800	Emerson Electric Co.	1,122,748

Electronic - Semiconductors - 2.44%
32,850	Intel Corp.	1,619,176

Finance - Investment Management - 1.16%
19,850	Franklin Resources, Inc.	767,599

Financial Services - 2.12%
21,550	Paychex, Inc.	1,403,551

Food - Misc. Preparation - 4.48%
17,500	Archer Daniels-Midland Co.	726,600
22,800	ConAgra Foods, Inc.	823,764
10,300	General Mills, Inc.	520,665
27,700	Hormel Foods Corp.	899,142
		2,970,171
General Household Products - 2.23%
9,300	Stanley Black & Decker, Inc.	1,480,467

Healthcare - 0.33%
1,900	Abbvie, Inc.	220,077

Insurance - Life/Property/Casual - 3.28%
10,050	AFLAC, Inc.	893,244
9,200	Travelers Companies, Inc.	1,278,800
		2,172,044
Leisure Products - 1.39%
8,100	Polaris Industries, Inc.	923,319

Leisure Services - 0.35%
2,250	The Walt Disney Co.	232,110

Machinery - Const./Mining/Farming - 3.46%
6,500	Caterpillar, Inc.	1,005,095
8,000	Deere & Co.	1,286,960
		2,292,055
Machinery - Electrical Equipment - 4.44%
12,050	Dover Corp.	$ 1,206,205
19,851	Johnson Controls, Inc.	731,906
15,650	Tennant Co.	1,007,860
		2,945,971
Manufacturing - 2.39%
9,800	Illinois Tool Works, Inc.	1,582,112

Medical/Dental - Supplies - 2.51%
7,500	Becton Dickinson & Co.	1,665,150

Medical Instruments/Products - 1.36%
11,300	Medtronic, Inc.	902,757

Medical Drugs - 3.54%
15,650	Abbott Laboratories	944,164
10,800	Johnson & Johnson	1,402,704
		2,346,868
National Commercial Banks - 0.17%
1,000	JPMorgan Chase Co.	115,500

Oil & Gas - International - 1.19%
10,400	Exxon Mobil Corp.	787,696

Paper & Paper Products - 1.27%
7,600	Kimberly Clark Corp.	842,992

Petroleum Refining - 0.73%
4,350	Chevron Corp.	486,852

Refuse Systems - 1.54%
11,800	Waste Management, Inc.	1,018,576

Retail - Catalog & Mail Order Houses - 0.11%
50	Amazon.com, Inc.	75,623

Retail - Food & Restaurant - 1.34%
4,000	Starbucks Corp.	228,400
8,100	Yum! Brands, Inc.	659,178
		887,578
Retail - Variety Stores - 2.06%
7,150	Costco Wholesale Corp.	1,364,935

Retail/Wholesale - Building Products - 2.34%
8,500	Home Depot, Inc.	$ 1,549,295

Services - Computer Programming, Data Processing, Etc. - 0.36%
215	Alphabet, Inc. Class A *	237,343

Services - Prepackaged Software - 2.76%
19,500	Microsoft Corp.	1,828,515

Shoes & Related Apparel - 0.27%
2,650	Nike, Inc. Class B	177,630

Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics - 1.20%
10,100	Proctor & Gamble Co.	793,052

Telecommunications Services - 1.42%
26,000	AT&T, Inc.	943,800

Textile - Apparel/Mill Products - 1.60%
14,250	VF Corp.	1,062,623

Transportation - Equipment/Leasing - 1.35%
12,400	Ryder Systems, Inc.	897,388

Transportation - Railroads - 1.97%
10,050	Union Pacific Corp.	1,309,013

Utility - Electric - 6.54%
12,150	Duke Energy Corp.	915,381
16,100	Edison International	975,499
32,250	MDU Resources Group, Inc.	847,853
10,500	NextEra Energy, Inc.	1,597,575
		4,336,308
Utility - Gas Distribution - 1.94%
12,750	National Fuel Gas Co.	630,233
16,500	SCANA Corp.	654,555
		1,284,788
Utility - Water - 1.98%
38,300	Aqua America, Inc. *	1,309,477

TOTAL FOR COMMON STOCK (Cost $32,864,070) - 98.40%		65,250,933

MONEY MARKET FUND - 1.39%
923,054	Fidelity Investments Money Market Funds - Gov't Portfolio, Class I (Cost $923,054) 1.26%**	$ 923,054

	TOTAL INVESTMENTS - 99.79% (Cost $33,787,124) (Note 4)	66,173,987

	OTHER ASSETS LESS LIABILITIES - 0.21%	136,787

	NET ASSETS - 100.00%	$ 66,310,774

* Non-income producing securities during the period.
** Variable rate security; the money market rate shown represents the yield at February 28, 2018.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Assets and Liabilities
February 28, 2018

Assets
Investments at Fair Value (Cost $33,787,124)	$ 66,173,987
Receivables
Dividends and Interest	177,070
Shareholder Subscriptions	250
Prepaid Expenses	18,492
Total Assets	66,369,799
Liabilities
Other Accrued Expenses	24,191
Accrued Directors Fees (Note 3)	7,211
Accrued Fund Servicing Fees (Note 3)	3,500
Accrued Administrative Fees (Note 3)	4,371
Accrued Management Fees (Note 3)	19,752
Total Liabilities	59,025

Net Assets	$ 66,310,774

Net Assets Consist of:
Capital Stock, $0.001 par value; 1 billion shares
authorized; 3,119,081 shares issued and outstanding	$ 3,119
Additional Paid in Capital	32,141,697
Accumulated Undistributed Net Investment Income	62,972
Realized Gain on Investments - Net	1,716,123
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	32,386,863
Net Assets	$ 66,310,774

Net Asset Value and Offering Price ($66,310,774/3,119,081)	$ 21.26

Redemption Price Per Share ($21.26 x .99)*	$ 21.05

* The Fund will deduct a 1% redemption fee from redemption proceeds if purchased and redeemed within 6 months.
The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statement of Operations
For the year ended February 28, 2018

Investment Income:
Dividend Income	$ 1,612,974
Interest Income	6,165
Total Investment Income	1,619,139
Expenses:
Investment advisor fees (Note 3)	224,259
Administration fees (Note 3)	52,000
Fund servicing expense (Note 3)	42,000
Registration fees	31,223
Insurance expense	8,815
Printing and postage expense	9,226
Compliance fees (Note 3)	12,500
Miscellaneous expense	5,157
Custody fees	9,438
Legal fees	56,136
Director fees (Note 3)	10,066
Audit fees	18,000
Total Expenses	478,820

Net Investment Income	1,140,319

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	1,742,762
Change in Unrealized Appreciation on Investments	4,219,674
Net Realized and Unrealized Gain on Investments	5,962,436

Net Increase in Net Assets from Operations	$ 7,102,755

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	February 28, 2018	February 28, 2017
From Operations:
Net Investment Income	$ 1,140,319	$ 1,151,348
Realized Gain on Investments	1,742,762	1,311,818
Unrealized Appreciation on Investments	4,219,674	8,624,716
Increase in Net Assets from Operations	7,102,755	11,087,882

From Distributions to Shareholders:
Net Investment Income	(1,114,613)	(1,155,325)
Net Realized Gain from Security Transactions	(184,631)	(1,277,181)
Change in Net Assets from Distributions	(1,299,244)	(2,432,506)

From Capital Share Transactions
Proceeds From Sale of Shares	1,890,915	2,365,494
Shares Issued on Reinvestment of Dividends	1,290,436	2,415,376
Cost of Shares Redeemed
(net of redemption fees $96 and $277, respectively)	(4,227,995)	(3,707,853)
Net Increase (Decrease) from Shareholder Activity	(1,046,644)	1,073,017

Net Increase in Net Assets	4,756,867	9,728,393

Net Assets at Beginning of Year	61,553,907	51,825,514
Net Assets at End of Year (Including Undistributed Net
Investment Income of $62,972 and $37,266, respectively)	$ 66,310,774	$ 61,553,907

Share Transactions:
Issued	92,926	127,796
Reinvested	59,687	130,068
Redeemed	(205,566)	(199,401)
Net Increase (Decrease) in shares	(52,953)	58,463
Shares outstanding beginning of year	3,172,034	3,113,571
Shares outstanding end of year	3,119,081	3,172,034

The accompanying notes are an integral part of these financial statements.

The MP63 Fund, Inc.

Financial Highlights
Selected data for a share outstanding throughout the year:	For the		For the		For the		For the		For the
	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	February 28, 2018		February 28, 2017		February 29, 2016		February 28, 2015		February 28, 2014
Net Asset Value -
Beginning of Year	$ 19.41		$ 16.65		$ 18.76		$ 17.13		$ 14.12

Net Investment Income	0.36		0.37		0.34		0.29		0.26
Net Gains (Losses) on Securities (realized and unrealized)	1.91		3.18		(1.31)		2.06		3.19
Total from Investment Operations	2.27		3.55		(0.97)		2.35		3.45

Early Redemption Fees	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*

Distributions (From Net Investment Income)	(0.36)		(0.37)		(0.33)		(0.29)		(0.27)
Distributions (From Capital Gains)	(0.06)		(0.42)		(0.81)		(0.43)		(0.17)
Total Distributions	(0.42)		(0.79)		(1.14)		(0.72)		(0.44)

Net Asset Value -
End of Year	$ 21.26		$ 19.41		$ 16.65		$ 18.76		$ 17.13

Total Return (a)	11.66%		21.55%		(5.25)%		13.67%		24.46%

Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	66,311		61,554		51,826		56,133		50,460
Ratio of Expenses to Average Net Assets	0.75%		0.77%		0.80%		0.79%		0.77%
Ratio of Net Investment Income to Average Net Assets	1.78%		2.00%		1.92%		1.60%		1.66%
Portfolio Turnover Rate	5.38%		3.95%		3.56%		6.15%		4.25%

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions and assume no redemption fees.
* Amount is less than $0.005
The accompanying notes are an integral part of these financial statements.

THE MP63 FUND, INC.

Notes to Financial Statements

February 28, 2018

NOTE 1. ORGANIZATION

The MP63 Fund (the "Fund") is organized as a Maryland Corporation, incorporated on October 13, 1998, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended.  The Fund's business and affairs are managed by its officers under the direction of its Board of Directors.  The Fund's investment objective is to seek long-term capital appreciation for shareholders.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of their financial statements.  The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

A.

Security Valuation - Portfolio securities traded on a national securities exchange are stated at the last reported sales price or a market’s official close price on the day of valuation. Portfolio securities for which market quotations are readily available are valued at fair value. Portfolio securities for which market quotations are not considered readily available are valued at fair value on the basis of valuations furnished by a pricing service approved by the Board of Directors. Portfolio companies during this reporting period are all widely traded and pricing information is readily available.

Mutual Funds must utilize various methods to measure the fair value of most of its investments on a recurring basis. Accounting principles generally accepted in the United States of America (GAAP) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

To the extent that valuation is based on models or inputs that are less observable or unobservable, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. However, the inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of February 28, 2018:

(Assets)	Level 1	Level 2	Level 3	Total
Common Stocks	$65,250,933	$ -	$ -	$65,250,933
Money Market Fund	923,054	-	-	923,054
Total	$66,173,987	$ -	$ -	$66,173,987

The Fund did not hold any Level 3 assets during the year ended February 28, 2018.  There were no significant transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.  The Fund did not engage in any derivative transactions during the year ended February 28, 2018.

B.

Security Transactions and Related Investment Income - Securities transactions are accounted for on the trade date.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on the accrual basis.

C.

Federal Income Taxes - The Fund’s policy is to continue to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders.  The Fund intends to distribute their net long-term capital gains and their net short-term capital gains at least once a year. Therefore, no provision for federal income taxes is required.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. As of, and during the year ended February 28, 2018, management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s open tax years or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies their major tax jurisdictions as U.S. Federal and certain State tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. As of, and during the year ended February 28, 2018, the Fund did not incur any interest or penalties.

D.

Dividends and Distributions to Shareholders - The Fund records dividends and distributions to shareholders on the ex-dividend date. The Fund will distribute its net investment income, if any, and net realized capital gains, if any, annually.

E.

Credit Risk - Financial instruments that potentially subject the Fund to credit risk include cash deposits in excess of federally insured limits.

F.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

NOTE 3.  INVESTMENT ADVISORY AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

The Fund has entered into an investment advisory agreement (the "Agreement") with The Moneypaper Advisor, Inc. (the "Advisor").  Under this Agreement, the Advisor provides the Fund with investment advice and supervises the Fund's investments.  As compensation for the services rendered, the Fund pays the Advisor a fee accrued daily based on an annualized rate of 0.35% of the daily net asset value.  For the year ended February 28, 2018 the Advisor earned fees of $224,259.  At February 28, 2018 the Fund owed the Advisor $19,752 for advisory fees.

The Advisor has voluntarily agreed to defer its fee and to reimburse the Fund for other expenses if the total operating expenses of the Fund exceed an annual rate of 1.25% of average daily net assets.  Under the terms of the Agreement, fees deferred or expenses reimbursed are subject to reimbursement by the Fund, if so requested by the Advisor, up to three fiscal years from the fiscal year the fee or expense was incurred. However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above. The Advisor did not defer any fees or reimburse the Fund during the year ended February 28, 2018.

The Fund has agreements in place with Mutual Shareholder Services ("MSS") to provide administrative, transfer agency, and fund accounting services.  Under these agreements, MSS is paid a fixed annual fee for accounting and administration services which increases incrementally at specified asset thresholds, plus blue sky servicing fees paid on a per filing basis.  For transfer agency services, MSS receives a fixed fee per account, subject to an annual minimum.  For the year ending February 28, 2018, the Fund paid MSS $52,000 for the services that it provided to the Fund, comprised of $36,252 in accounting and administrative services and $15,748 in transfer agency services.  At February 28, 2018, $4,371 was due to MSS for services provided.

An affiliate of the Advisor provides services to the Fund. These fund servicing expenses amounted to $42,000 for the year ended February 28, 2018.  At February 28, 2018, the Fund owed $3,500 for fund servicing expenses.

Vita Nelson is an officer and director of the Advisor and also an officer and director of the Fund.  The Fund currently pays each Independent Director an annual retainer of $2,000 for regular compensation.  The Fund currently does not pay special compensation to any Director.  Vita Nelson, as the Interested Director, does not receive any compensation from the Fund for her services as a Director. For the year ended February 28, 2018 the Fund incurred $10,066 in regular compensation director fees and expenses.

The Fund pays the Chief Compliance Officer and the Assistant Chief Compliance Officer $1,000 and $500 per month, respectively. For the year ended February 28, 2018, the Fund paid the Chief Compliance Officer $11,000 and the Assistant Chief Compliance Officer $1,500.  During the year ended February 28, 2018, the Fund changed Chief Compliance Officers and eliminated the Assistant Chief Compliance Officer position.

NOTE 4. INVESTMENT TRANSACTIONS

For the year ended February 28, 2018, purchases and sales of securities, excluding short-term investments, aggregated $3,409,822 and $5,192,375, respectively. Cumulative unrealized appreciation (depreciation) amounted to the following: Unrealized appreciation $32,902,394 Unrealized depreciation ($515,531), Net unrealized appreciation $32,386,863.

For Federal income tax purposes, the cost of investments owned at February 28, 2018 was $33,787,124.

NOTE 5.  TAX INFORMATION

Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary.  Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

As of February 28, 2018, the components of net assets on a tax basis were as follows: Ordinary income $62,972, Long term gains $1,716,123 Unrealized appreciation $32,902,394 Unrealized depreciation (515,531).

The tax character of distributions paid during the fiscal year ended February 28, 2018 was as follows:

Distributions paid from: Ordinary income $1,114,613, Long term capital gains $184,631.

The tax character of distributions paid during the fiscal year ended February 28, 2017 was as follows:

Distributions paid from: Ordinary income $1,155,325, Short term capital gains $7,681, Long term capital gains $1,269,500.

NOTE 6.  INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain general indemnification to other parties. The Fund’s maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Fund expects the risk of loss to be remote.

NOTE 7.  SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date the financial statements were issued.  Based upon this evaluation, the Fund has determined no subsequent events have occurred which would require disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

The MP63 Fund, Inc.:

Opinion On The Financial Statements

We have audited the accompanying statement of assets and liabilities of The MP63 Fund, Inc. (the “Fund”), including the schedule of investments, as of February 28, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial present fairly, in all material respects, the financial position of the Fund as of February 28, 2018, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis For Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of February 28, 2018, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2000.

April 24, 2018

THE MP63 FUND, INC.

Expense Illustration

February 28, 2018

Expense Example

As a shareholder of the MP63 Fund, you incur two types of costs: (1) transaction costs, including brokerage and other costs associated with portfolio purchases and sales, reinvested dividends, or other distributions; and redemption fees; and (2) ongoing costs, including management fees; service provider fees and expenses and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2017 through February 28, 2018.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	September 1, 2017	February 28, 2018	September 1, 2017 to February 28, 2018

Actual	$1,000.00	$1,090.76	$3.68
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,021.27	$3.56

* Expenses are equal to the Fund's annualized expense ratio of 0.71%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

THE MP63 FUND, INC.

Trustees and Officers

February 28, 2018

The Board of Directors supervises the business activities of the Fund.  The names of the Directors and principal officers of the Fund are shown below.  For more information regarding the Directors, please refer to the Statement of Additional Information, which is available free upon request by calling 1-877-676-3386.

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served 1	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held By Director

Disinterested Directors:

Gloria Schaffer Age: 87 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	Partner, CA White (real estate development)	1	None
Susan Ryan Age: 67 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since March 2016	Vice President, C.A. White (real estate development and management company)	1	None
Edward Shashoua Age: 59 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	Primary Care Internist, Newton-Wellesley Physicians; Owner/Trustee, Brandywine Development Co. (real estate development)	1	None
Daniel Mandell Age: 55 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since December 2016	General Council and Vice President, DialogueDirect Inc.; Founding member, Carabello & Mandell (law firm)	1	None

Interested Directors:

Vita Nelson 1,2 Age: 80 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Director	Indefinite – since 1998	President, Editor and Publisher of The Moneypaper, Inc. (newsletter)	1	Director, The Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.
J. Mario Medina Age: 51 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Treasurer	Indefinite – since 2017	Co-manager of the Fund since July 1, 2017; editor and senior analyst for Julie Stav Inc.	1	None
Leonard Barenboim Age: 56 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Chief Compliance Officer	Indefinite – since 2017	CEO and Chief Compliance Officer, Temper of the Times Investor Services, Inc.; Principal and project manager, ELBI Systems LLC; and Chief Compliance Officer, Ariston/Astor Wealth Management Inc. from 2014-2015.	1	None

Principal Officers who are not Directors:

Lester Nelson 1 Age: 89 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147	Secretary	Indefinite – since 1998	Law Firm of Lester Nelson	1	Director, Moneypaper Advisor, Inc.; Director, Temper of the Times Communications, Inc. Director, Moneypaper, Inc.

(1)

Vita Nelson and Lester Nelson are married

(2)

Vita Nelson is President of the Fund and a Director of the Fund’s Advisor, The Moneypaper Advisor, Inc. and therefore, is an “Interested Director” of the Fund.

THE MP63 FUND, INC.

Additional Information (Unaudited)

February 28, 2018

INFORMATION REGARDING PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-877-676-3386 and (2) from Fund’s documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

INFORMATION REGARDING PORTFOLIO HOLDINGS

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on May 31 and November 30. The Fund’s Form N-Q’s are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-877-676-3386.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  A copy of registrant’s code of ethics will be provided to any person who requests it, without charge.  To receive a copy of the registrant's code of ethics, write to the Fund at MP63 Fund, Inc., 8000 Town Centre Drive Suite 400, Broadview Heights, OH  44147.  A copy will be sent to you within three (3) business days of receipt of your request.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by this report, the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that the registrant does not have an audit committee financial expert. The audit committee members and the full Board determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $20,000 and $16,500 with respect to the registrant’s fiscal years ended February 28, 2018 and February 28, 2017, respectively.

(b)

Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)

Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $1,500 and $1,500 with respect to the registrant’s fiscal years ended February 28, 2018 and February 28, 2017, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)

All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Audit Committee of The MP63 Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants.  As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

>   a review of the nature of the professional services expected to be provided,

>   review of the safeguards put into place by the accounting firm to safeguard independence, and

>   periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.  Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence.  The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve.  The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

AUDIT SERVICES

The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

>   Annual Fund financial statement audits

>   SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

>   Accounting consultations

>   Agreed upon procedure reports

>   Attestation reports

>   Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated).

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; an

Sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Accounting methods studies

Tax consulting services and related projects

The Fund’s independent accountants do not perform individual tax services for management individuals of the Fund.  Other permitted services are subject to an Audit Committee pre-approval process.

OTHER NON-AUDIT SERVICES

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy.  Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

PROSCRIBED SERVICES

The Fund's independent accountants will NOT render services in the following categories of non-audit services:

>   Bookkeeping or other services related to the accounting records or financial statements of the Fund

>   Financial information systems design and implementation

>   Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

>   Actuarial services

>   Internal audit outsourcing services

>   Management functions or human resources

>   Broker or dealer, investment adviser, or investment banking services

>   Legal services and expert services unrelated to the audit

>   Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO THE MONEYPAPER ADVISORS, INC. AND THE MONEYPAPER ADVISORS, INC. AFFILIATES

Certain non-audit services provided to The Moneypaper Advisors, Inc. or any entity controlling, controlled by or under common control with The Moneypaper Advisors, Inc. that provides ongoing services to the Fund (The Moneypaper Advisors, Inc. Affiliates) will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Fund. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated.  Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to The Moneypaper Advisors, Inc. Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to The Moneypaper Advisors, Inc. and The Moneypaper Advisors, Inc. Affiliates.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

With respect to the fiscal years ended February 28, 2018 and February 28, 2017, aggregate non-audit fees of $1,500 and $1,500, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  With respect to the fiscal years ended February 28, 2018 and February 28, 2017, the registrant’s accountant did not render any services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not applicable.

Item 5.

Audit Committee of Listed Companies.

Not Applicable.

Item 6.

Schedule of Investments.

(a)

Not applicable.  [schedule filed with Item 1]

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.

Purchase of Equity Securities By Closed End Management Investment Company and Affiliates.

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders.

The registrant does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 in conjunction with a shareholder meeting to consider the election of trustees.

Item 11.

Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management Companies.

Not applicable.

Item 13.

Exhibits.

(a)(2)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)

Not applicable.

(b)

Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The MP 63 Fund, Inc.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date December 12, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Vita Nelson

*Vita Nelson

President

(principal executive officer)

Date December 12, 2018

By /s/Mario Medina

*Mario Medina

Treasurer

(principal financial officer)

Date December 12, 2018

* Print the name and title of each signing officer under his or her signature.